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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                                 FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date if earliest event reported):
                                January 24, 2000

                       Commission file number 0-18560


                           The Savannah Bancorp, Inc.
          -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                      Georgia                          58-1861820
          -------------------------------          ------------------
          (State or other jurisdiction of            (IRS Employer
           incorporation or organization)          identification No.)


                       25 Bull Street, Savannah, GA 31401
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              (Address of principal executive offices) (Zip Code)


                                 912-651-8200
          -----------------------------------------------------------
              (Registrant's telephone number, including area code)


                                Not Applicable
          -----------------------------------------------------------
         (Former Name or Former Address, If Changed Since Last Report)

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Item 5. Other Events.

     On January 24, 2000, The Savannah Bancorp, Inc., a Georgia Corporation, issued the following press release. The press release included the 1999 earnings announcement and five years of historical financial information.


                              THE SAVANNAH BANCORP
                              EARNINGS ANNOUNCEMENT

JANUARY 24, 2000
FOR RELEASE: IMMEDIATELY

           THE SAVANNAH BANCORP REPORTS OPERATING NET INCOME INCREASE
                   OF 24% FOR FOURTH QUARTER AND 11% FOR 1999

     The Savannah Bancorp (Nasdaq: SAVB, Savannah, Georgia), a bank holding company for The Savannah Bank, N.A. and Bryan Bank & Trust (Richmond Hill, Georgia), reported net income of $3,533,000, or $1.28 per diluted share for 1999. This represents returns of 14.17 percent on average equity and 1.29 percent return on average assets for 1999. This compares with net income of $2,626,000 or 95 cents per share in 1998. Earnings in 1998 include $555,000 in after-tax, nonrecurring charges related to the merger of Bryan Bancorp of Georgia into The Savannah Bancorp on December 15, 1998.

     Operating net income was $3,533,000 in 1999, up 11 percent from $3,181,000 in 1998. Operating earnings were $1.28 per diluted share in 1999 compared to $1.15 in 1998, also an increase of 11 percent. For the fourth quarter 1999 operating earnings were 34 cents per diluted share compared to 27 cents per share for the same period in 1998, an increase of 26 percent. Fourth quarter operating net income for 1999 totaled $946,000, an increase of 24 percent from $760,000 for the prior year.

     In 1999, average loans totaled $187.0 million compared with $160.3 million in 1998, an increase of 17 percent. Average deposits totaled $228.5 million in 1999 and $212.1 million in 1998, an increase of 8 percent. Average total assets increased 12 percent to $273.9 million in 1999 from $245.0 million in 1998.

     The improvement in fourth quarter earnings for 1999 when compared to 1998, primarily was the result of net interest income growth of 17%, while other expenses increased only 10%, excluding 1998 merger expenses. In addition to higher levels of earnings assets, the prime rate increased 75 basis points during the last half of 1999 compared to a decrease of 75 basis points in the last four months of 1998.

     Loan growth in 1999  contributed  to an increase in net interest  margin to
4.75 percent from 4.59 percent in 1998. The loan to deposit ratio increased to 88 percent at December 31, 1999 from 74 percent a year earlier. Deposit growth slowed in 1999. Extensive management attention to core deposit growth is a significant part of plans for the year 2000.

     Credit quality remained strong during 1999 with net loan losses of $74,000, or 0.04 percent of average loans. Nonperforming assets totaled $342,000 at year-end compared to $233,000 a year earlier.

     During the fourth quarter 1999, the Company announced intentions to buy up to 50,000 shares of treasury stock. Approximately 20 percent of those shares have been purchased.

     The Board of Directors declared a regular quarterly dividend of 12 cents per share to shareholders of record on January 28. The dividend is payable on February 21.


Contacts:  Archie H. Davis, President & CEO  912-651-8200
           Robert B. Briscoe, Chief Financial Officer, 912-651-8225

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                           THE SAVANNAH BANCORP, INC.
                                AND SUBSIDIARIES
                        CONSOLIDATED FINANCIAL HIGHLIGHTS
                           DECEMBER 31, 1999 AND 1998

                                                                      Percent
BALANCE SHEET DATA                                                    Increase
AT DECEMBER 31                           1999            1998        (Decrease)
-------------------------------------------------------------------------------
(Amounts in thousands, except per share data)

Total assets                         $ 286,098       $ 266,380             7
Interest-earning assets                268,737         242,669            11
Loans                                  205,914         170,858            21
Allowance for loan losses                2,794           2,323            20
Nonperforming assets                       342             233            47
Deposits                               234,262         232,372             1
Interest-bearing liabilities           218,827         200,680             9
Shareholders' equity                    25,231          24,475             3
Allowance for possible
   loan losses to total loans             1.36%           1.36%            0
Equity to assets                          8.82%           9.19%           (4)
Tier 1 capital to risk-
   weighted assets                       12.15%          13.06%           (7)
Book value per share                    $ 9.31          $ 9.12             2
Outstanding shares                       2,709           2,683             1

FOR THE YEAR

NET INCOME                             $ 3,533         $ 2,626            35
Return on average assets                  1.29%           1.07%           21
Return on average equity                 14.17%          11.20%           27
NET INCOME PER SHARE:
   Basic                                $ 1.31          $ 0.99            32
   Diluted                              $ 1.28            0.95            35
DIVIDENDS PER SHARE                     $ 0.46            0.34            35
AVERAGE SHARES:
   Basic                                 2,704           2,661             2
   Diluted                               2,770           2,760             0

FOR THE FOURTH QUARTER

NET INCOME                               $ 946           $ 170           456
Return on average assets                  1.29%           0.27%          378
Return on average equity                 14.89%           2.75%          441
NET INCOME PER SHARE:
   Basic                                $ 0.35          $ 0.06           483
   Diluted                              $ 0.34          $ 0.06           467
DIVIDENDS PER SHARE                     $ 0.12          $ 0.10            20
AVERAGE SHARES:
Basic                                    2,710           2,677             1
Diluted                                  2,766           2,764             0

OPERATING PERFORMANCE RATIOS
EXCLUDING NON-RECURRING ITEMS (c)

FOR THE YEAR
  Net income                           $ 3,533         $ 3,181            11
  Net income per share-diluted         $  1.28         $  1.15            11
  Return on average assets                1.29%           1.30%           (1)
  Return on average equity               14.17%          13.57%            4

FOR THE FOURTH QUARTER
  Net income                            $  946          $  760            24
  Net income per share-diluted          $ 0.34          $ 0.27            26
  Return on average assets                1.29%           1.20%            8
  Return on average equity               14.89           12.23%           22


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                   THE SAVANNAH BANCORP, INC. AND SUBSIDIARIES
                      CONSOLIDATED BALANCE SHEET HIGHLIGHTS
                            FOR THE YEARS 1994 - 1998
                     ($ in thousands, except per share data)


                                  1999      1998      1997      1996      1995
                               -------------------------------------------------
 SELECTED AVERAGE BALANCES
 Total assets                   $273,935  $245,014  $205,032  $179,806  $151,577
 Loans-net of unearned income    186,997   160,344   139,772   120,232   104,180
 Securities                       59,997    52,448    40,556    37,801    29,328
 Other interest-earning assets    10,677    18,509    12,795    10,048     8,272
 Total interest-earning assets   257,671   231,219   193,123   168,081   141,780
 Interest-bearing deposits       191,818   181,976   151,478   132,870   111,547
 Short-term borrowed funds        18,484     7,683     4,241     1,748     2,417
 Total interest-bearing
    liabilities                  210,302   189,659   155,719   134,618   113,964
 Noninterest-bearing deposits     36,724    30,137    26,550    24,416    19,761
 Total deposits                  228,542   212,113   178,028   157,286   131,308
 Loan to deposit ratio-average      82%       76%       79%       76%       79%
 Shareholders' equity             24,941    23,445    21,040    19,020    17,448

 CREDIT QUALITY DATA
 Nonperforming assets             $ 342      233      $ 497      $ 82      $ 39
 Nonperforming loans                297      233        497        82        39
 Net loan losses (recoveries)        74      175        111        79        20
 Allowance for loan losses        2,794    2,323      2,063     1,695     1,489
 Nonperforming assets
    to total loans                 0.17%    0.14%      0.32%     0.06%     0.03%
 Net loan losses to
    average loans                  0.04%    0.11%      0.08%     0.07%     0.02%

 Allowance for loan losses
   to total loans                  1.36%    1.36%      1.34%     1.29%     1.32%
 Allowance for loan losses / net
     loan losses                     38       13         19        21        74

 SELECTED FINANCIAL DATA
   AT PERIOD-END
 Total assets                   $286,098  $266,380  $229,172  $197,665  $166,885
 Interest-earning assets         268,737   242,669   209,920   177,618   156,089
 Loans-net of unearned income    205,914   170,858   154,218   130,909   112,706
 Deposits                        234,262   232,372   200,444   174,005   143,044
 Loan to deposit ratio              88%       74%       77%       75%       79%
 Interest-bearing liabilities    218,827   200,680   171,833   144,851   123,149
 Shareholders' equity             25,231    24,475    22,397    20,056    18,537
 Shareholders' equity to
    total assets                   8.82%     9.19%     9.77%    10.15%    11.11%
 Risk-based capital ratios:
    Tier 1 capital                12.15%    13.12%    14.20%    15.72%    16.04%
    Total capital                 13.39%    14.36%    15.44%    16.90%    17.24%
 Per share:
    Book value                   $ 9.31    $ 9.12    $ 8.48    $ 7.61    $ 6.98
    Common stock closing
     price (Nasdaq)              $19.70    $26.00    $23.38    $16.33    $13.33
 Shares outstanding(000s)         2,709     2,683     2,641     2,635     2,657

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                  THE SAVANNAH BANCORP, INC. AND SUBSIDIARIES
                        CONSOLIDATED OPERATING HIGHLIGHTS
                         FOR THE YEARS ENDED 1995 - 1999
                       (thousands, except per share data)

 SUMMARY OF OPERATIONS            1999      1998      1997      1996      1995
 -------------------------------------------------------------------------------
 Interest income -
   taxable equivalent           $20,990   $19,342   $16,803   $14,559   $12,802
 Interest expense                 8,740     8,736     7,343     6,388     5,551
                                -------   -------   -------   -------   -------
 Net interest income -
   taxable equivalent            12,250    10,606     9,460     8,171     7,251
 Taxable equivalent adjustment     (248)     (147)     (136)     (115)      (86)
                                -------   -------   -------   -------   -------
 Net interest income             12,002    10,459     9,324     8,056     7,165
 Provision for loan losses          545       435       480       285       257
                                -------   -------   -------   -------   -------
 Net interest income after
   provision for loan losses     11,457    10,024     8,844     7,771     6,908
                                -------   -------   -------   -------   -------
 Other operating revenue
    Trust fee income                192        60        -         -         -
    Service charges on
      deposit accounts            1,032       774       749       741       615
    Mortgage origination fees       601       933       479       211       176
    Other income (a)                432       534       441       250       189
    Gains (losses) on sale of
       securities                    13         3         4        -        (90)
                                -------   -------   -------   -------   -------
 Total other income               2,270     2,304     1,673     1,202       890
                                -------   -------   -------   -------   -------
 Personnel expense                4,579     4,214     3,405     2,722     2,285
 Occupancy and equipment expense  1,260     1,110       946       717       588
 Nonrecurring merger expenses (b)    -        619        -         -         -
 Other expense                    2,682     2,223     1,843     1,692     1,649
                                -------   -------   -------   -------   -------
 Total other expense              8,521     8,066     6,094     5,131     4,522
                                -------   -------   -------   -------   -------
 Income before income taxes       5,206     4,262     4,423     3,842     3,276
 Applicable income taxes          1,673     1,636     1,512     1,314     1,155
                                -------   -------   -------   -------   -------
 Net income                     $ 3,533   $ 2,626   $ 2,911   $ 2,528   $ 2,121
                                =======   =======   =======   =======   =======

 NET INCOME PER SHARE:
   Basic                          $1.31     $0.99     $1.10     $0.96     $0.80
   Diluted                        $1.28     $0.95     $1.06     $0.93     $0.78
 Cash dividends paid
   per share(d)                   $0.46     $0.34     $0.14     $0.08     $0.07
 Average basic shares
   outstanding                    2,704     2,661     2,640     2,641     2,667
 Average diluted shares
   outstanding                    2,770     2,760     2,757     2,716     2,718

 PERFORMANCE RATIOS (AVERAGES)
 Net yield on interest-
  earning assets                  4.75%      4.59%     4.90%     4.86%     5.11%
 Return on assets                 1.29%      1.07%     1.42%     1.41%     1.40%
 Return on equity                14.17%     11.20%    13.84%    13.29%    12.16%
 Overhead ratio                  59.76%     63.21%    55.44%    55.42%    55.52%

 OPERATING PERFORMANCE RATIOS
  EXCLUDING NONRECURRING ITEMS (C)
 Net income                    $ 3,533    $ 3,181   $ 2,911   $ 2,528   $ 2,121
 Net income per diluted share  $  1.28    $  1.15   $  1.06   $  0.93   $  0.78
 Return on average assets         1.29%      1.30%     1.42%     1.41%     1.40%
 Return on average equity        14.17%     13.57     13.84%    13.29%    12.16%
 Overhead ratio                  59.76%     58.62%    55.44%    55.42%    55.52%

   (a) 1998 includes $57M first quarter Bryan gain on the sale of land purchased for a new Bryan office in Savannah.
   (b) 1998 includes $75M non-recurring data processing buyout expense incurred in the fourth quarter.
   (c) 1998 excludes the effects of after-tax merger expenses of $544M and after -tax non-recurring items described in (1)and (2) of $11M in net charges.
   (d) Cash dividends per common share are those of The Savannah Bancorp, Inc. (historical)

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                                   SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


The Savannah Bancorp, Inc. (Registrant)


By:  /s/ Robert B. Briscoe                          Date: January 24, 2000
    ------------------------                        ----------------------
         Robert B. Briscoe
     Chief Financial Officer










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